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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 23, 2000

                                 INNOVEDA, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                000-20923                               93-1137888
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         (Commission File Number)            (IRS Employer Identification No.)

293 Boston Post Road West, Marlboro, Massachusetts                    01752
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(Address of principal executive offices)                           (Zip Code)

                                 (508) 480-0881
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               Registrant's Telephone Number, Including Area Code

                                 Not Applicable.
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             (Former Name or Address, if Changed Since Last Report)
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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On March 23, 2000, pursuant to that certain Agreement and Plan of Reorganization dated as of September 16, 2000 (the "Reorganization Agreement") by and among the Registrant, Hood Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Registrant ("Merger Sub"), and Viewlogic Systems, Inc., a Delaware corporation ("Viewlogic"), Merger Sub merged with and into Viewlogic with Viewlogic surviving as a wholly owned subsidiary of the Registrant (the "Merger"). Pursuant to the terms of the Reorganization Agreement, at the effective time of the Merger (the "Effective Time"), the shares of capital stock of Viewlogic issued and outstanding immediately prior to the Effective Time were automatically converted into shares of the Registrant's common stock, $0.01 par value per share (the "Common Stock"). The shares of Common Stock issued by the Registrant in the transaction were registered on a Registration Statement on Form S-4 (Commission File No. 333-89491) which was declared effective by the Securities and Exchange Commission on February 14, 2000.

         Due to the conversion of Viewlogic's then-outstanding capital stock to Common Stock, the former holders of Viewlogic's capital stock held as of the Effective Time approximately 51% of the shares of Common Stock. As the former stockholders of Viewlogic held a controlling interest in the Registrant as of the Effective Time, for accounting purposes, the acquisition was a "reverse acquisition", and Viewlogic was the "accounting acquirer". Therefore, Viewlogic's accounts are being recorded at historical cost, and the assets and liabilities of the Registrant are being recorded at their estimated fair value as of the closing date of the Merger.

         Due to this accounting treatment of the Merger, subsequent to the Effective Time management of the Registrant, together with the Audit Committee of the Registrant's Board of Directors (the "Audit Committee"), evaluated whether PricewaterhouseCoopers LLP ("PwC"), then the Registrant's independent auditors, or Deloitte & Touche LLP ("D&T"), Viewlogic's independent auditors prior to the Merger, should be engaged as the Registrant's independent auditors for the current fiscal year. On June 23, 2000, the Registrant dismissed PwC as its independent auditors and engaged D&T to audit its financial statements as of and for the fiscal year ending December 30, 2000. The decision to change auditors was recommended by the Audit Committee and approved by the Registrant's Board of Directors.

         During the fiscal years ended December 31, 1998 and 1999 and through the date of this Current Report on Form 8-K, there has not been any disagreement with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PwC would have caused PwC to make reference to the subject matter of the disagreement in connection with any report issued by PwC. The reports of PwC on the Registrant's financial statements as of and for the years ended December 31, 1998 and 1999, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Registrant's two most recent fiscal years and through the date of this Current Report on Form 8-K, the Registrant did not consult with D&T regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that the Registrant believes D&T concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

         Not applicable.

         (c)      EXHIBITS.

         The Exhibits filed as part of this Current Report on Form 8-K are listed on the Exhibit Index immediately preceding such Exhibits, which Exhibit Index is incorporated herein by reference.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INNOVEDA, INC.


Date:  June 30, 2000                   By: /s/ Kevin P. O'Brien
                                           ---------------------
                                            Name:  Kevin P. O'Brien
                                            Title: Vice President, Finance
                                                   and Chief Financial Officer


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                                  EXHIBIT INDEX

             Exhibit No.                                Description
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                16.1                       Letter of PricewaterhouseCoopers LLP.